Electro Rent Corporation                FOR IMMEDIATE RELEASE

Investor Contact:
 Neil Berkman
 Berkman Associates
 (310) 277-5162
 info@BerkmanAssociates.com

Company Contact:
 Daniel Greenberg
 Chairman & CEO
 Electro Rent Corporation
 (818) 786-2525

                Electro Rent Corporation
              Reports Fiscal 2003 Results

VAN NUYS, CALIFORNIA, August 12, 2003 - Electro Rent Corporation
(NASDAQ:ELRC) today announced financial results for the fourth quarter and fiscal year ended May 31, 2003.

The results included a non-cash charge of $37.1 million for the writeoff of the goodwill primarily associated with the
acquisition of the rental business from GE Capital in November
1997, and other intangibles under Statement of Financial
Accounting Standards (SFAS) No. 142.

Net income for fiscal 2003 before the writeoff of goodwill was
$9.0 million, or $0.36 per diluted share, which included $2.0 million in other pre-tax income received from the settlement of litigation.  After the writeoff of goodwill, the net loss was
$15.0 million, or $0.60 per share.  For fiscal 2002, net income was $13.1 million, or $0.53 per diluted share.  Revenue for
fiscal 2003 declined 26% to $108.8 million from $147.9 million for fiscal 2002.

For the fourth quarter of fiscal 2003, net income before the writeoff of goodwill was $3.6 million, or $0.15 per diluted
share, which included $2.0 million in other pre-tax income
received from the settlement of litigation.  After the writeoff of goodwill, the net loss was $20.4 million, or $0.82 per share.
For the fourth quarter of fiscal 2002, net income was $4.1
million, or $0.17 per diluted share.  Revenue for the fourth quarter of fiscal 2003 declined 28% to $24.3 million from $33.8 million for the fourth quarter of fiscal 2002.

Operations Review

Chairman and Chief Executive Officer Daniel Greenberg said,
"Electro Rent is alive and well, but much smaller than it used to be due to the prolonged drought in technology.  The number of our employees has declined from nearly 900 in fiscal 1998 to around
300 at the end of fiscal 2003, and the number has fallen further since then.  We also have continued to consolidate sales offices and close warehouses which were no longer required.  New
investment in rental and lease equipment in fiscal 2003 declined to $31.1 million from $39.0 million in the prior year and $86.8 million in fiscal 2001.  All told, we have reduced expenses in line with the decline in revenue we have experienced.

"Recently, there were some encouraging signs in our T&M business, as our equipment purchasing has picked up in the last few months, and we have been able to use that equipment effectively.  These are certainly welcome developments, but at this stage we simply do not know if they presage a meaningful upturn and a trend of some significance or just another transitory blip in a
fundamentally difficult climate."

Large Cash Position

Electro Rent reported $161.4 million in cash at May 31, 2003, up from $115.6 million at May 31, 2002 and $61.1 million at May 31,
2001.

Greenberg said, "While FASB rules dictated that we write off the goodwill, our business operations continued to produce profits.
Electro Rent's tangible net worth grew in fiscal 2003, so that our book value now exceeds $10.00 a share, including more than
$6.00 per share of cash and equivalents.

"We are continuing to think carefully about what might be
possible to do with our business in the near term, including what financial resources might be required to accomplish those goals.
For Electro Rent to prosper, we must stem the decline in revenue, build new sources of profitable business, and find opportunities for healthy growth.  On the other side of the ledger, recent changes in the tax law regarding dividends have provided us with the more tax-efficient opportunity to return excess cash to our shareholders.  Sometime this fall we believe we will be in a position to make a judgement as to what best to do with the
company's cash."

About Electro Rent

Electro Rent Corporation (www.ElectroRent.com) is one of the
largest nationwide organizations devoted to the short-term rental and leasing of personal computers, servers and general purpose electronic test equipment.

"Safe Harbor" Statement:

Except for the historical statements and discussions above, our statements above constitute forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934.
These forward-looking statements reflect our management's current views with respect to future events and financial performance;
however, you should not put undue reliance on these statements.
When used, the words "anticipates," "believes," "expects,"
"intends," "future," and other similar expressions identify
forward-looking statements.  These forward-looking statements are subject to certain risks and uncertainties.  We believe our
management's assumptions are reasonable, nonetheless, it is
likely that at least some of these assumptions will not come true.  Accordingly, our actual results will probably differ from the outcomes contained in any forward-looking statement, and those differences could be material.  Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in our periodic reports on Form
10-K and 10-Q and our other filings with the Securities and
Exchange Commission.  Should one or more of the risks discussed , or any other risks, materialize, or should one or more of our underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, expected or projected.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.  We undertake no obligation to update or revise any forward-looking statements.

                     (tables attached)
                                                     #3367

ELECTRO RENT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED) (000 Omitted Except Per Share Data)

                                                Three Months Ended              Twelve Months Ended
                                                      May 31,                          May 31,
                                                --------------------            ---------------------
                                                2003            2002            2003             2002
                                             --------        --------        --------        ---------
Revenues:
   Rentals and leases                        $ 17,922        $ 24,716        $ 80,667        $ 115,310
   Sales of equipment and other revenues        6,397           9,118          28,129           32,554
                                             --------        --------        --------        ---------
      Total revenues                           24,319          33,834         108,796          147,864
                                             --------        --------        --------        ---------
Costs and expenses:
   Depreciation of equipment                   10,005          13,537          44,733           58,639
   Costs of revenues other than depreciation    4,011           6,391          17,930           23,039
   Selling, administrative & general expenses   8,641          11,029          37,399           50,492
   Loss on impairment of goodwill              35,703              --          35,703               --
   Loss on impairment of intangibles            1,432              --           1,432               --
                                             --------        --------        --------        ---------
      Total operating expenses                 59,792          30,957         137,197          132,170
                                             --------        --------        --------        ---------

Operating profit (loss)                       (35,473)          2,877         (28,401)          15,694

   Interest income, net                           476             531           2,091            2,232
   Income from insurance settlement             2,000              --           2,000               --
                                             --------        --------        --------        ---------

Income (loss) before income taxes             (32,997)         3,408          (24,310)         17,926

Income tax (benefit) provision                (12,623)          (711)          (9,324)          4,804
                                             --------        --------        --------        ---------

Net income (loss)                            $(20,374)       $  4,119       $ (14,986)       $  13,122
                                             ========        ========        ========        =========
Earnings (loss) per share
   Basic                                   $    (0.82)       $    0.17       $   (0.60)       $    0.53
   Diluted                                 $    (0.82)       $    0.17       $   (0.60)       $    0.53

Average shares used in per share calculation
   Basic                                        24,820          24,712          24,810           24,602
   Diluted                                      24,820          24,856          24,851           24,837

Electro Rent Corporation
Condensed Consolidated Balance Sheets
(000 omitted)

                                                                      May 31,
                                                                ------------------
                                                                2003           2002
                                                            ---------       ---------
Assets

   Cash and cash equivalents                                $ 161,448       $ 115,623
   Accounts receivable, net                                     6,874          12,023
   Rental and lease equipment, net                             87,344         121,426
   Other property, net                                         16,409          16,912
   Goodwill, net of amortization                                   --          35,703
   Intangibles, net of amortization                                --           1,558
   Other                                                        5,025           3,896

                                                            ---------       ---------
          Total assets                                      $ 277,100       $ 307,141
                                                            ---------       ---------

Liabilities and Shareholders' Equity
Liabilities:
   Accounts payable                                         $   6,332      $    7,185
   Accrued expenses                                            15,081          19,422
   Deferred income taxes                                        3,179          15,817

                                                            ---------       ---------
     Total liabilities                                         24,592          42,424
                                                            ---------       ---------

Shareholders' equity
   Common stock                                                16,023          13,246
   Retained earnings                                          236,485         251,471

                                                            ---------       ---------
     Total shareholders' equity                               252,508         264,717
                                                            ---------       ---------

          Total liabilities & shareholders' equity          $ 277,100       $ 307,141
                                                            =========       =========